UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
December 10, 2020
Date of Report
(Date of earliest event reported)

SYNCHRONY FINANCIAL
(Exact name of registrant as specified in its charter)

Delaware	001-36560	51-0483352
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Long Ridge Road
Stamford,	Connecticut	06902
(Address of principal executive offices)		(Zip Code)
(203) 585-2400
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SYF	New York Stock Exchange
Depositary Shares Each Representing a 1/40th Interest in a Share of 5.625% Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series A	SYFPrA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers Holders.

On December 10, 2020, Neeraj Mehta, Executive Vice President, CEO, Payment Solutions and Chief Commercial Officer of Synchrony Financial (the “Company”), notified the Company that he will be leaving the Company to pursue other opportunities. After discussions on the Company’s need for a smooth transition of duties, Mr. Mehta agreed to the Company’s request of a termination date of March 1, 2021. The Company is grateful for Mr. Mehta’s significant contributions and strong leadership during his time at the Company and wishes his continued success in his future endeavors. With Mr. Mehta accepting the Company’s transition plan between now and March 1, 2021, the Company is treating his termination as a separation for the good of the Company, which entitles him to benefits as described in the Amended and Restated Synchrony Financial Executive Severance Plan (as amended, the “Severance Plan”) and other benefits substantially as described under the Involuntary Termination column of Mr. Mehta’s Payment Upon Termination as of Year-end Table in the definitive proxy statement for the Company’s Annual Meeting of Stockholders held on May 21, 2020.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are being furnished as part of this report:

Number	Description

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNCHRONY FINANCIAL

Date: December 11, 2020	By:	/s/ Jonathan Mothner
	Name:	Jonathan Mothner
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Number	Description

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL